UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 25, 2005
UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter) Commission File Number: 0-21044

Delaware (State or Other Jurisdiction of Incorporation)	0-21044 (Commission File Number)	33-0204817 (IRS Employer Identification No.)
6101 Gateway Drive
Cypress, California 90630
(Address of principal executive offices, with Zip Code)
(714) 820-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountants
(a) Dismissal of independent registered public accounting firm
On August 25, 2005, Universal Electronics Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm. The decision to dismiss PWC was approved by the Audit Committee of the Board of Directors of the Company.
PWC’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2004 and 2003 and through August 25, 2005, there was no disagreement with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PWC, would have caused it to make reference thereto in its report on the Company’s financial statements for such years.
During the fiscal years ended December 31, 2004 and 2003 and through August 25, 2005, there were no “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.
The Company has requested that PWC furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating its agreement with the statements set forth above, or alternatively, the respects in which it disagrees with such statements. A copy of PWC’s letter is included as Exhibit 16 to this Form 8-K.
(b) Engagement of independent registered public accounting firm
On August 25, 2005, the Company engaged Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm. The decision to engage GT was approved by the Audit Committee of the Company’s Board of Directors.
During the fiscal years ended December 31, 2004 and 2003 and through August 25, 2005, neither the Company nor any person acting on its behalf consulted GT regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) a matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related Instructions to Item 304, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

16	Letter of PricewaterhouseCoopers LLP dated August 26, 2005 and addressed to the Securities and Exchange Commission

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.
By:	/s/Bryan Hackworth
Bryan Hackworth
Chief Accounting Officer (principal financial officer)

August 31, 2005

INDEX TO EXHIBITS

Exhibit Number	Description
16	Letter of PricewaterhouseCoopers LLP dated August 26, 2005 and addressed to the Securities and Exchange Commission